UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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NATURE’S SUNSHINE PRODUCTS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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0 14475 NATURE’S SUNSHINE PRODUCTS, INC. PROXY OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 8, 2013 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, having received the Notice of Annual Meeting of Shareholders and Proxy Statement, hereby revokes all previous proxies and appoints Gregory L. Probert and Stephen M. Bunker, or either of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Nature's Sunshine Products, Inc. that the undersigned is entitled to vote, either on his own behalf or on behalf of an entity or entities, at the Annual Meeting of Shareholders of Nature's Sunshine Products, Inc. to be held on May 8, 2013, at 10:00 AM Mountain Daylight Time, at our principal executive offices located at 2500 West Executive Parkway, Suite 100, Lehi, Utah 84043, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could have if personally present thereat. (Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF NATURE’S SUNSHINE PRODUCTS, INC. May 8, 2013 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2013 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 8, 2013: The Proxy Statement and Annual Report to Shareholders are available at www.naturessunshine.com/proxymaterials Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 4. Proposal Four. Election of Two Directors (Term to Expire at the 2014 Annual Meeting assuming Proposal One is approved). O Willem Mesdag O Jeffrey D. Watkins 1. Proposal One. Approve the amendments to the Articles of Incorporation to phase out the classified Board of Directors. 2. Proposal Two. Approve amendments to the Articles of Incorporation to eliminate the supermajority voting requirement with respect to the removal of Directors and replace it with a majority voting standard. 3. Proposal Three. Approve the amendments to the Articles of Incorporation to eliminate the supermajority voting requirement with respect to amendments to Article VI of the current Articles of Incorporation relating to the classified board, director removal and other director matters, and replace it with a majority voting standard. 5. Proposal Five. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013. 6. Proposal Six. An advisory resolution to approve the compensation of the named executive officers. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED IN FAVOR OF ELECTING THE TWO NOMINEES NOTED HEREON TO THE BOARD OF DIRECTORS, FOR PROPOSALS ONE, TWO, THREE, FIVE AND SIX. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS, "FOR" PROPOSALS ONE, TWO, THREE, FIVE AND SIX. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 20233030030030000000 5 050813

Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 4. Proposal Four. Election of Two Directors (Term to Expire at the 2014 Annual Meeting assuming Proposal One is approved). O Willem Mesdag O Jeffrey D. Watkins 1. Proposal One. Approve the amendments to the Articles of Incorporation to phase out the classified Board of Directors. 2. Proposal Two. Approve amendments to the Articles of Incorporation to eliminate the supermajority voting requirement with respect to the removal of Directors and replace it with a majority voting standard. 3. Proposal Three. Approve the amendments to the Articles of Incorporation to eliminate the supermajority voting requirement with respect to amendments to Article VI of the current Articles of Incorporation relating to the classified board, director removal and other director matters, and replace it with a majority voting standard. 5. Proposal Five. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013. 6. Proposal Six. An advisory resolution to approve the compensation of the named executive officers. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED IN FAVOR OF ELECTING THE TWO NOMINEES NOTED HEREON TO THE BOARD OF DIRECTORS, FOR PROPOSALS ONE, TWO, THREE, FIVE AND SIX. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 NOMINEES: ANNUAL MEETING OF SHAREHOLDERS OF NATURE’S SUNSHINE PRODUCTS, INC. May 8, 2013 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS, "FOR" PROPOSALS ONE, TWO, THREE, FIVE AND SIX. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x --------------- ---------------- 20233030030030000000 5 050813 COMPANY NUMBER ACCOUNT NUMBER IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2013 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 8, 2013: The Proxy Statement and Annual Report to Shareholders are available at www.naturessunshine.com/proxymaterials FOR AGAINST ABSTAIN

4. Proposal Four. Election of Two Directors (Term to Expire at the 2014 Annual Meeting assuming Proposal One is approved). Willem Mesdag Jeffrey D. Watkinsominee #12 O Nominee #13 1. Proposal One. Approve the amendments to the Articles of Incorporation to phase out the classified Board of Directors. 2. Proposal Two. Approve amendments to the Articles of Incorporation to eliminate the supermajority voting requirement with respect to the removal of Directors and replace it with a majority voting standard. 3. Proposal Three. Approve the amendments to the Articles of Incorporation to eliminate the supermajority voting requirement with respect to amendments to Article VI of the current Articles of Incorporation relating to the classified board, director removal and other director matters, and replace it with a majority voting standard. 5. Proposal Five. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013. 6. Proposal Six. An advisory resolution to approve the compensation of the named executive officers. NOMINEES: Important Notice of Availability of Proxy Materials for the Shareholder Meeting of NATURE’S SUNSHINE PRODUCTS, INC. To Be Held On: May 8, 2013 at 10:00 a.m. Mountian Daylight Time, at our principal executive offices located at 2500 West Executive Parkway, Suite 100, Lehi, Utah 84043 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before April 26, 2013. Please visit www.naturessunshine.com/proxymaterials, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 Please note that you cannot use this notice to vote by mail.

M57366-P33659 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. NATURE'S SUNSHINE PRODUCTS, INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 8, 2013. Meeting Information Meeting Type: Annual Meeting For holders as of: March 19, 2013 Date: May 8, 2013 Time: 10:00 a.m. Location: 2500 W. Executive Parkway Suite 100 Lehi, Utah 84043 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 24, 2013 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT FORM 10-K . XXXX XXXX XXXX . XXXX XXXX XXXX M57367-P33659 Proxy Materials Available to VIEW or RECEIVE: Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. . XXXX XXXX XXXX

Voting Items The Board of Directors recommends you vote FOR the following proposals: 6. An advisory resolution to approve the compensation of the named executive officers. 5. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013. 1. Approve the amendments to the Articles of Incorporation to phase out the classified Board of Directors. 2. Approve the amendments to the Articles of Incorporation to eliminate the supermajority voting requirement with respect to the removal of Directors and replace it with a majority voting standard. 3. Approve the amendments to the Articles of Incorporation to eliminate the supermajority voting requirement with respect to amendments to Article VI of the current Articles of Incorporation relating to the classified board, director removal and other director matters, and replace it with a majority voting standard. The Board of Directors recommends you vote FOR the following: 01) Willem Mesdag 02) Jeffrey D. Watkins 4. Election of two Directors (term to expire at the 2014 Annual Meeting). Nominees: NOTE: Such other business as may properly come before the meeting or any adjournment thereof. M57368-P33659

M57369-P33659 Voting Instructions